                                  EXHIBIT 99(a)
Century Audit Corporation

Certified Public Accountants





                         NIIGATA CONVERTER COMPANY LIMITED



                                Accountants' Report



                       Financial Statements - March 31, 1995

The Board of Directors of
Niigata Converter Company, Ltd



We have examined the balance sheet of Niigata Converter Company Limited as of March 31, 1995 and the related statement of earnings and retained earnings for the year then ended.

Our examination was made in accordance with generally accepted auditing standards, and accordingly included such tests of the accounting records and such other auditing procedures as we considered necessary in the circumstances.

In our opinion, the accompanying balance sheet and statement of earnings and retained earnings present fairly the financial position of Niigata Converter Co., Ltd at March 31, 1995 and the results of its operation for the year then ended, in conformity with Commercial Code in Japan applied on a basis consistent with that of the preceding year.



May 11, 1995



                                         Century Audit Corporation



                                         TOYOAKI SUZUKI
                                         Representative Partner

                              NIIGATA CONVERTER CO., LTD
                          BALANCE SHEET AS OF MARCH 31, 1995
                          ----------------------------------
(In thousands of Yen)
CURRENT ASSETS
    Cash on Hand or in Bank                                         1,319,798
    Notes Receivable                                                1,575,199
    Accounts Receivable-Trade                                       4,021,485
    Marketable securities                                              50,226
    Inventory                                                       2,099,422
    Finished Goods                               521
    Work in Process                        1,215,198
    Materials and Supplies                  883, 703
    Prepaid Expenses                                                   54,615
    Payment in Advance                                                  3,057
    Accrued Income                                                        965
    Accounts Receivable                                                 3,395
    Suspence Payment                                                    6,550
    Reserve for Bad Debts                                             -64,200
TOTAL CURRENT ASSETS                                                9,070,516
FIXED ASSETS
 (Tangible Fixed Assets)                                            4,727,543
    Building                               2,928,079
    Structures                               343,046
    Machinery and Equipment                3,729,877
    Cars and Carriers                         81,781
    Tools and Jig Fixtures                 3,018,373
    Land                                     670,598
    Construction on Process                1,778,582
    Less-Accumulated Depreciation        - 7,822,793

 (Intangible Fixed Assets)                                             8, 689
    Telephone and Electric Utilization         8,689
 (Investments)                                                       315, 044
    Investment Securities                     27,514
    Stock of Subsidiary Company               21,276
    Capital                                       20
    Long-term Loans                          104,251
    Long-term Accounts Receivable              2,371
    Long-term Deposit as Guaranty             34,424
    Other Investments                         83,325
    Reserve for Bad Debts                     -2,519
TOTAL FIXED ASSETS                                                  5,051,278
DEFERRED ASSETS
    Experimental and Research Expenses        15,676
TOTAL DEFERRED ASSETS                                                  15,676
TOTAL                                                              14,137,471

                              NIIGATA CONVERTER CO., LTD
                          BALANCE SHEET AS OF MARCH 31, 1995
                          ----------------------------------
(In thousands of Yen)
CURRENT LIABILITIES
    Notes Payable                                                   2,129,552
    Accounts Payable-Trade                                            728,911
    Short-term Borrowings                                           3,546,057
    Accounts Payable-Other                                            142,646
    Allowances for Corporate Income Taxes                               3,362
    Allowances for Enterprise Tax                                      13,942
    Unpaid Consumption Taxes                                           71,325
    Accrued Expenses                                                  383,457
    Advance received                                                      756
    Deposit Received                                                   30,146
    Employee's savings deposits                                       397,670
    Reserve for Payment of Bonus                                      476,091
    Reserve for Guarantee for Completed Work                           34,000
    Other current liabilities                                         273,422
TOTAL CURRENT LIABILITIES                                           8,231,342


FIXED LIABILITIES
    Long-term Borrowings                                            1,684,284
    Allowances for Officers' Retirement                               235,993
TOTAL FIXED LIABILITIES                                             1,920,277

TOTAL LIABILITIES                                                  10,151,620

CAPITAL
    Capital                                                         1,000,000

LEGAL RESERVE
    Earned Surplus Reserve                                            231,368

SURPLUS
    General Reserve                                                 2,670,000
    Unappropriated Earned Surplus                                      84,482
    (Current Term Net Profit)                                        (149,571)
TOTAL SURPLUS                                                       2,754,482

TOTAL CAPITAL                                                      3,985,851


TOTAL                                                              14,137,471

                               PROFIT AND LOSS STATEMENT
                                         FOR
                         THE FISCAL YEAR ENDED MARCH 31, 1995
                         ------------------------------------

                                                        (In thousands of Yen)
Sales                                                              15,208,501

Cost of Sales                             13,111,239

Selling and Administrative Expenses        1,662,400               14,773,640

Operating Profit                                                      434,861

Interest and Dividends Received               24,344

Miscellaneous Income                          35,670                   60,015

Interest Paid and Discount Charges           220,408

Other Losses                                  92,896                  313,304

Profit before Tax                                                     181,571

Allowances for Corporate Income Taxes                                  32,000

Current Term Net Profit                                               149,571

Profit brought forward from the prev. period                           17,411

Less-Interim Dividend                                                 -75,000

Less-Earned Surplus Reserve                                           - 7,500

Unappropriated Earned Surplus                                          84,482

Agenda No.  1

                            APPROPRIATION OF UNAPPROPRIATED
                               EARNED SURPLUS (PROPOSAL)
                            -------------------------------
                                                         (In thousands of Yen)
UNAPPROPRIATED EARNED SURPLUS                                          84,482
REVERSAL OF VOLUNTARY EARNED SURPLUS                                  110,000

              TOTAL                                                   194,482

APPROPRIATION
    Earned Surplus Reserve                                              9,787
    Dividend (37.50 yen per share a year)                              75,000
    Officers' Bonus                                                    22,875
    Profit carried forward                                             86,820

                                  EXHIBIT 99 (b)

Century Audit Corporation

Certified Public Accountants




                          NIIGATA CONVERTER COMPANY LIMITED



                                 Accountants' Report



                        Financial Statements - March 31, 1994

The Board of Directors of
Niigata Converter Company, Ltd



We have examined the balance sheet of Niigata Converter Company Limited as of March 31, 1994 and the related statement of earnings and retained earnings for the year then ended.

Our examination was made in accordance with generally accepted auditing standards, and accordingly included such tests of the accounting records and such other auditing procedures as we considered necessary in the circumstances.

In our opinion, the accompanying balance sheet and statement of earnings and retained earnings present fairly the financial position of Niigata Converter Co., Ltd at March 31, 1994 and the results of its operation for the year then ended, in conformity with Commercial Code in Japan applied on a basis consistent with that of the preceding year.



June 28, 1994



                                         Century Audit Corporation



                                        TOYOAKI SUZUKI
                                        Representative Partner

                          NIIGATA CONVERTER CO., LTD
                      BALANCE SHEET AS OF MARCH 31, 1994
                      ----------------------------------
(In thousands of Yen)
CURRENT ASSETS
    Cash on Hand or in Bank                                         1,355,041
    Notes Receivable                                                2,330,159
    Accounts Receivable-Trade                                       3,591,081
    Marketable securities                                              50,227
    Inventory                                                       1,995,247
    Finished Goods                             4,766
    Work in Process                        1,132,873
    Materials and Supplies                   857,608
    Prepaid Expenses                                                   35,727
    Payment in Advance                                                  3,360
    Accrued Income                                                        948
    Accounts Receivable                                                 2,701
    Suspence Payment                                                    3,386
    Reserve for Bad Debts                                             -68,000
TOTAL CURRENT ASSETS                                                9,299,877
FIXED ASSETS
 (Tangible Fixed Assets)                                            2,906,350
    Building                               2,808,977
    Structures                               341,136
    Machinery and Equipment                3,645,118
    Cars and Carriers                         87,611
    Tools and Jig Fixtures                 2,810,929
    Land                                     662,446
    Construction on Process                   20,775
    Less-Accumulated Depreciation        - 7,470,642

 (Intangible Fixed Assets)                                              8,698
    Telephone and Electric Utilization         8,698
 (Investments)                                                        285,644
    Investment Securities                     26,661
    Stock of Subsidiary Company               21,276
    Capital                                       10
    Long-term Loans                          119,399
    Reorganization Bond Discount               1,511
    Long-term Deposit as Guaranty             33,428
    Other Investments                         83,359
TOTAL FIXED ASSETS                                                  3,200,692
DEFERRED ASSETS
    Experimental and Research Expenses        26,231
TOTAL DEFERRED ASSETS                                                  26,231
TOTAL                                                              12,526,800

                         NIIGATA CONVERTER CO., LTD
                      BALANCE SHEET AS OF MARCH 31, 1994
                      ----------------------------------
(In thousands of Yen)
CURRENT LIABILITIES
    Notes Payable                                                   2,231,354
    Accounts Payable-Trade                                            762,711
    Short-term Borrowings                                           3,305,103
    Accrued Expenses                                                  368,268
    Advance received                                                      543
    Deposit Received                                                  395,264
    Reserve for Payment of Bonus                                      477,127
    Allowances for Enterprise Tax                                      66,085
    Allowances for Corporate Income Taxes                             175,297
    Unpaid Consumption Taxes                                           70,412
    Reserve for Guarantee for Completed Work                           34,000
TOTAL CURRENT LIABILITIES                                           7,886,164


FIXED LIABILITIES
    Long-term Borrowings                                              216,048
    Allowances for Officers' Retirement                               413,468
TOTAL FIXED LIABILITIES                                               629,516

ALLOWANCES
     Special Account Credit Amortization                                1,290
TOTAL ALLOWANCES                                                        1,290

TOTAL LIABILITIES                                                   8,516,970

CAPITAL
    Capital                                                         1,000,000

LEGAL RESERVE
    Earned Surplus Reserve                                            214,014

SURPLUS
    General Reserve                                                 2,650,000
    Unappropriated Earned Surplus                                     145,816
    (Current Term Net Profit)                                        (223,933)
TOTAL SURPLUS                                                       2,795,816

TOTAL CAPITAL                                                      4,009,830


TOTAL                                                              12,526,800

                               PROFIT AND LOSS STATEMENT
                                         FOR
                         THE FISCAL YEAR ENDED MARCH 31, 1994
                         ------------------------------------

                                                         (In thousands of Yen)
Sales                                                              16,372,882

Cost of Sales                             14,028,620

Selling and Administrative Expenses        1,517,588               15,546,208

Operating Profit                                                      826,674

Interest and Dividends Received               22,303

Miscellaneous Income                          71,931

Reserve for Bad Debts carried back            67,000                  161,234

Interest Paid and Discount Charges           270,004

Other Losses                                 141,971

Reserve for Bad Debts                         68,000                  479,975

Profit before Tax                                                     507,933

Allowances for Corporate Income Taxes                                 284,000

Current Term Net Profit                                               223,933

Profit brought forward from the prev. period                            4,383

Less-Interim Dividend                                                 -75,000

Less-Earned Surplus Reserve                                           - 7,500

Unappropriated Earned Surplus                                         145,816

Agenda No.  1


                              APPROPRIATION OF UNAPPROPRIATED
                                 EARNED SURPLUS (PROPOSAL)
                              -------------------------------
                                                         (In thousands of Yen)
UNAPPROPRIATED EARNED SURPLUS                                         145,816

APPROPRIATION

    Earned Surplus Reserve                                              9,855

    Dividend (37.50 yen per share a year)                              75,000

    Officers' Bonus                                                    23,550

    General Reserve                                                    20,000

    Profit carried forward                                             17,411

                                  EXHIBIT 99(c)

Century Audit Corporation

Certified Public Accountants




                          NIIGATA CONVERTER COMPANY LIMITED



                                 Accountants' Report



                        Financial Statements - March 31, 1993

The Board of Directors of
Niigata Converter Company, Ltd



We have examined the balance sheet of Niigata Converter Company Limited as of March 31, 1993 and the related statement of earnings and retained earnings for the year then ended.

Our examination was made in accordance with generally accepted auditing standards, and accordingly included such tests of the accounting records and such other auditing procedures as we considered necessary in the circumstances.

In our opinion, the accompanying balance sheet and statement of earnings and retained earnings present fairly the financial position of Niigata Converter Co., Ltd at March 31, 1993 and the results of its operation for the year then ended, in conformity with Commercial Code in Japan applied on a basis consistent with that of the preceding year.



June 22,1993



                                         Century Audit Corporation



                                         TOYOAKI SUZUKI
                                         Representative Partner

                            NIIGATA CONVERTER CO., LTD
                         BALANCE SHEET AS OF MARCH 31, 1993
                         ----------------------------------
(In thousands of Yen)
CURRENT ASSETS
    Cash on Hand or in Bank                                         1,334,056
    Notes Receivable                                                1,765,177
    Accounts Receivable-Trade                                       3,994,660
    Marketable securities                                              50,227
    Inventory                                                       2,256,224
    Finished Goods                            21,034
    Work in Process                        1,301,224
    Materials and Supplies                   933,966
    Prepaid Expenses                                                   54,192
    Payment in Advance                                                  8,019
    Accrued Income                                                      1,769
    Accounts Receivable                                                 4,548
    Suspence Payment                                                    2,680
    Reserve for Bad Debts                                             -67,000
TOTAL CURRENT ASSETS                                                9,404,552
FIXED ASSETS
 (Tangible Fixed Assets)                                            2,944,877
    Building                               2,793,388
    Structures                               338,621
    Machinery and Equipment                3,672,802
    Cars and Carriers                         84,131
    Tools and Jig Fixtures                 2,575,786
    Land                                     662,446
    Construction on Process                    6,365
    Less-Accumulated Depreciation        - 7,188,662

 (Intangible Fixed Assets)                                              8,859
    Telephone and Electric Utilization         8,859
 (Investments)                                                        314,051
    Investment Securities                     25,813
    Stock of Subsidiary Company               21,276
    Capital                                       10
    Long-term Loans                          145,136
    Reorganization Bond Discount               2,650
    Long-term Deposit as Guaranty             36,707
    Other Investments                         82,459
TOTAL FIXED ASSETS                                                  3,267,787
DEFERRED ASSETS
    Experimental and Research Expenses        15,140
TOTAL DEFERRED ASSETS                                                  15,140
TOTAL                                                              12,687,479

                             NIIGATA CONVERTER CO., LTD
                         BALANCE SHEET AS OF MARCH 31, 1993
                         ----------------------------------
(In thousands of Yen)
CURRENT LIABILITIES
    Notes Payable                                                   2,329,694
    Accounts Payable-Trade                                            854,044
    Short-term Borrowings                                           3,663,135
    Accrued Expenses                                                  361,864
    Advance received                                                    1,356
    Deposit Received                                                  358,660
    Reserve for Payment of Bonus                                      465,282
    Allowances for Enterprise Tax                                      51,647
    Allowances for Corporate Income Taxes                             107,885
    Unpaid Consumption Taxes                                           84,277
    Reserve for Guarantee for Completed Work                           34,000
TOTAL CURRENT LIABILITIES                                           8,311,844


FIXED LIABILITIES
    Long-term Borrowings                                               53,111
    Allowances for Officers' Retirement                               358,792
TOTAL FIXED LIABILITIES                                               411,903

ALLOWANCES
     Special Account Credit Amortization                                2,650
TOTAL ALLOWANCES                                                        2,650

TOTAL LIABILITIES                                                   8,726,397

CAPITAL
    Capital                                                         1,000,000

LEGAL RESERVE
    Earned Surplus Reserve                                            196,495

SURPLUS
    General Reserve                                                 2,650,000
    Unappropriated Earned Surplus                                     114,587
    (Current Term Net Profit)                                        (130,434)
TOTAL SURPLUS                                                       2,764,587

TOTAL CAPITAL                                                      3,961,082


TOTAL                                                              12,687,479

                              PROFIT AND LOSS STATEMENT
                                        FOR
                        THE FISCAL YEAR ENDED MARCH 31, 1993
                        ------------------------------------

                                                         (In thousands of Yen)
Sales                                                              16,076,089

Cost of Sales                             14,016,029

Selling and Administrative Expenses        1,392,211               15,408,240

Operating Profit                                                      667,849

Interest and Dividends Received               29,373

Miscellaneous Income                          72,972

Reserve for Bad Debts carried back            71,000                  173,345

Interest Paid and Discount Charges           379,133

Other Losses                                  89,627

Reserve for Bad Debts                         67,000                  535,760

Profit before Tax                                                     305,434

Allowances for Corporate Income Taxes                                 175,000

Current Term Net Profit                                               130,434

Profit brought forward from the prev. period                           66,653

Less-Interim Dividend                                                 -75,000

Less-Earned Surplus Reserve                                           - 7,500

Unappropriated Earned Surplus                                         114,587

Agenda No.  1


                         APPROPRIATION OF NET PROFIT (DRAFT)
                         ----------------------------------
                                                         (In thousands of Yen)
UNAPPROPRIATED EARNED SURPLUS                                         114,587



APPROPRIATED PROFIT

    Earned Surplus Reserve                                             10,019

    Dividend (15% per share a year)                                    75,000

    Officers' Bonus                                                    25,185

    Profit carried forward                                              4,383

                                  EXHIBIT 99(d)

Century Audit Corporation

Certified Public Accountants




                          NIIGATA CONVERTER COMPANY LIMITED



                                 Accountants' Report



                        Financial Statements - March 31, 1992

The Board of Directors of
Niigata Converter Company, Ltd



We have examined the balance sheet of Niigata Converter Company Limited as of March 31, 1992 and the related statement of earnings and retained earnings for the year then ended.

Our examination was made in accordance with generally accepted auditing standards, and accordingly included such tests of the accounting records and such other auditing procedures as we considered necessary in the circumstances.

In our opinion, the accompanying balance sheet and statement of earnings and retained earnings present fairly the financial position of Niigata Converter Co., Ltd at March 31, 1992 and the results of its operation for the year then ended, in conformity with Commercial Code in Japan applied on a basis consistent with that of the preceding year.



June 22,1992



                                         Century Audit Corporation



                                         TOYOAKI SUZUKI
                                         Representative Partner

                            NIIGATA CONVERTER CO., LTD
                        BALANCE SHEET AS OF MARCH 31, 1992
                        ----------------------------------
(In thousands of Yen)
CURRENT ASSETS
    Cash on Hand or in Bank                                         1,549,849
    Notes Receivable                                                1,912,984
    Accounts Receivable -Trade                                      3,538,768
    Marketable securities                                              50,227
    Inventory                                                       2,773,123
    Finished Goods                            18,108
    Work in Process                        1,667,720
    Materials and Supplies                 1,087,295
    Prepaid Expenses                                                   75,685
    Payment in Advance                                                  7,029
    Accrued Income                                                      2,652
    Accounts Receivable                                                47,748
    Suspence Payment                                                    2,750
    Reserve for Bad Debts                                             -71,000
TOTAL CURRENT ASSETS                                                9,889,815
FIXED ASSETS
 (Tangible Fixed Assets)                                            3,055,084
    Building                               2,775,366
    Structures                               334,710
    Machinery and Equipment                3,630,161
    Cars and Carriers                         83,746
    Tools and Jig Fixtures                 2,437,858
    Land                                     662,446
    Construction on Process                   14,459
    Less-Accumulated Depreciation        - 6,883,662

 (Intangible Fixed Assets)                                              8,792
    Telephone and Electric Utilization         8,792
 (Investments)                                                        255,521
    Investment Securities                     27,968
    Stock of Subsidiary Company               21,276
    Capital                                       10
    Long-term Loans                           97,464
    Reorganization Bond Discount               4,309
    Long-term Deposit as Guaranty             41,100
    Other Investments                         63,394
TOTAL FIXED ASSETS                                                  3,319,397
DEFERRED ASSETS
    Experimental and Research Expenses        16,680
TOTAL DEFERRED ASSETS                                                  16,680
TOTAL                                                              13,225,892

                           NIIGATA CONVERTER CO., LTD
                        BALANCE SHEET AS OF MARCH 31, 1992
                        ----------------------------------
(In thousands of Yen)
CURRENT LIABILITIES
    Notes Payable                                                   2,650,124
    Accounts Payable-Trade                                            866,961
    Short-term Borrowings                                           3,733,543
    Accrued Expenses                                                  396,972
    Advance received                                                   19,425
    Deposit Received                                                  342,223
    Reserve for Payment of Bonus                                      455,835
    Allowances for Enterprise Tax                                      54,839
    Allowances for Corporate Income Taxes                             132,381
    Unpaid Consumption Taxes                                          104,033
    Reserve for Guarantee for Completed Work                           34,000
TOTAL CURRENT LIABILITIES                                           8,790,336


FIXED LIABILITIES
    Long-term Borrowings                                              124,958
    Allowances for Officers' Retirement                               303,666
TOTAL FIXED LIABILITIES                                               428,624

ALLOWANCES
     Special Account Credit Amortization                                2,834
TOTAL ALLOWANCES                                                        2,834

TOTAL LIABILITIES                                                   9,221,794

CAPITAL
    Capital                                                         1,000,000

LEGAL RESERVE
    Earned Surplus Reserve                                            179,150

SURPLUS
    General Reserve                                                 2,600,000
    Unappropriated Earned Surplus                                     224,948
    (Current Term Net Profit)                                        (182,200)
TOTAL SURPLUS                                                       2,824,948

 TOTAL CAPITAL                                                      4,004,098


TOTAL                                                              13,225,892

                             PROFIT AND LOSS STATEMENT
                                       FOR
                        THE FISCAL YEAR ENDED MARCH 31, 1992
                        ------------------------------------

                                                         (In thousands of Yen)
Sales                                                              17,072,712

Cost of Sales                             14,762,885

Selling and Administrative Expenses        1,395,132               16,158,017

Operating Profit                                                      914,695

Interest and Dividends Received               44,833

Miscellaneous Income                          36,631

Reserve for Bad Debts carried back            76,000                  157,464

Interest Paid and Discount Charges           562,735

Other Losses                                 109,224

Reserve for Bad Debts                         71,000                  742,959

Profit before Tax                                                     329,200

Allowances for Corporate Income Taxes                                 147,000

Current Term Net Profit                                               182,200

Profit brought forward from the prev. period                          125,248

Less-Interim Dividend                                                 -75,000

Less-Earned Surplus Reserve                                           - 7,500

Unappropriated Earned Surplus                                         224,948

Agenda No.  1


                          APPROPRIATION OF NET PROFIT (DRAFT)
                          -----------------------------------

                                                         (In thousands of Yen)
UNAPPROPRIATED EARNED SURPLUS                                         224,948


APPROPRIATED PROFIT

   Earned Surplus Reserve                                               9,845

   Dividend (15% per share a year)                                     75,000

   Officers' Bonus                                                     23,450

   Other Reserve                                                       50,000

   Profit carried forward                                              66,653